SCHEDULE 14A

                                 (Rule 14a-101)

           INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934



Filed by the Registrant [X]  Filed by a party  other  than the
Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement

[   ]  Confidential,   for  Use  of  the  Commission  Only  (as
       permitted by Rule 14a-6(e)(2))

[ X ]  Definitive proxy statement

[   ]  Definitive additional materials

[   ]  Soliciting  material  pursuant to Rule  14a-11(c) or Rule
       14a-12 (File Number 0-28836)


             PARADIGM ADVANCED TECHNOLOGIES, INC.
       (Name of Registrant as Specified in Its Charter)

          ------------------------------------------

          (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each  class of  securities  to which  transaction applies:

(2) Aggregate  number  of  securities  to  which   transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed   maximum   aggregate   value   of   transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form,    Schedule   or    Registration    Statement   No.:

(3) Filing Party:

(4) Date Filed:

                       Paradigm Advanced Technologies, Inc.
                                5140 Yonge Street
                                   Suite #1525
                           North York, Ontario M2N 6L7
                                     Canada


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on June 26, 1997

To the Shareholders:

     The Annual Meeting of the Shareholders of Paradigm Advanced Technologies, Inc. (the "Company") will be held at the Novotel North York Hotel, 3 Park Home Avenue, North York, Ontario, M2N 6L3, Canada. TEL: (416) 733-2929 FAX: (416) 733-1743, on Thursday June 26, 1997 at 3:00 P.M. (Eastern standard time) in the Duncan room.

           1.To elect directors to serve until the 1998 Annual Meeting of Shareholders or until their successors are elected and shall qualify.

           2.To ratify the selection of Independent Public accountants for the year 1998.


    Shareholders of record at the close of business on May 19, 1997 are entitled to notice of and to vote at the meeting and any adjournment therof.

    You are invited to attend the Meeting. It is desired that as many Shareholders as practicable be represented at the Meeting. Consequently, whether or not you now expect to be present, you are requested to date and sign the enclosed proxy and return it promptly to the Company, in the accompanying envelope which requires no postage if mailed in Canada or the United States, in order that your vote can be recorded. This may save the Company the expense of further proxy solicitation.

YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                Cordially,

                Jack Y. Lee
                Chairman,  Chief  Executive  Officer,  Company
                Secretary & Treasurer

                      Paradigm Advanced Technologies, Inc.
                                5140 Yonge Street
                                   Suite #1525
                           North York, Ontario M2N 6L7
                                     Canada

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 26, 1997

General Information

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Paradigm Advanced Technologies, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, June 26, 1997 at 3:00 P.M. (eastern standard time) at the Novotel North York Hotel, 3 Park Home Avenue, North York, Ontario, M2N 6L3, Canada. All properly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. Any proxy may be revoked at any time before it is exercised by giving notice in writing to the Secretary of the Company, by granting a proxy bearing a later date or by voting in person.

    The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board of Directors know of any other matters that may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment.

Solicitation

    The Company will bear all costs in connection with the solicitation of proxies for the Meeting. The Company intends to request brokerage houses, custodians, nominees, and others who hold stock in their names to solicit proxies from the persons who own stock and such brokerage houses, custodians, nominees and others will at their request, be reimbursed for their out-of-pocket expenses and reasonable clerical expenses. In addition to the use of the mail, solicitation may be made by employees of the Company personally, or by mail, or telephone to the extent necessary in order to assure sufficient representation. No outside proxy solicitation firm is expected to be employed by the Company in respect of the Meeting as of the date of this Proxy Statement.

Voting Rights and Outstanding Shares

    As of May 19, 1997, the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting. As of the close of business on May 19, 1997, there were 15,580,445 shares of the Common Stock of the Company (the "Common Stock") outstanding, which is the only outstanding class of voting securities outstanding as of the record date. Each outstanding share is entitled to one vote on all matters that may come before the Meeting. The company expects to mail this Proxy Statement together with a proxy, the Notice of Annual Meeting, and the Company's Annual Report to its shareholders on or about June 4, 1997.

Revocability of Proxies

    Any shareholder giving a proxy may revoke it any time prior to its use at the Meeting by giving written notice of revocation to the Secretary of the Company; mere attendance at the Meeting without such notice will not revoke the proxy. Properly executed proxies will be voted in the manner directed by a shareholder and, if no direction is made, will be voted in favor of the election of the management nominees for election as directors and in favor of Proposal 2. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the Meeting and broker non-vote will not be counted as a vote "for" or "against" the matter in question but will be counted for purposes of determining the presence or absence of a quorum.

    The Company's Bylaws provide that shareholders holding a majority of the shares of stock issued and outstanding and entitled to vote thereon shall constitute a quorum at meetings of shareholders. The affirmative vote of a majority of the votes of stock voting together as a single class present in person or represented by proxy at the Meeting is necessary for the election of directors and approval of Proposal 2.

    Only shareholders of record at the close of business on May 19, 1997 will be entitled to vote at the Meeting or any adjournment or adjournments therof.

    IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS INTEREST BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

Principal Shareholders

    The following table sets forth certain information regarding beneficial ownership of thr Company's Common Stock as of May 19, 1997 by (i) each person (or group or affiliated persons) who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of its Commmon Stock, (ii) each director of the Company and director nominees and (iii) all executive officers and directors of the Company as a group:

                    Beneficial                 Warrants  Percent
                    Ownership       Current    or        of Class
  Name and          of Common       Percent     Options   if Fully
   Address            Stock        of Class     Granted  Exercised

Jack Y. L.          1,458,334        10.3%     1,958,334   13.8%
Lee,  Chief
Executive
Officer
   28 Old Park Lane
   Richmond Hill,
   Ont. L4B 2L4

David Kerzner,      2,337,500        16.6%     3,187,500   22.3%
President
   120 Arnold Ave.,
   Thornhill,
   Ont. L4S 1B7

Richard Brogan        104,000         0.7%         ---      0.4%
Vice President for
Marketing and Sales
  3242 S. Birchett Dr.
  Tempe, Az. 85282

Jacob Kerzner,         ---            ---       562,500     2.3%
Director
  148 Faywood Blvd.
   Downsview,
   Ont. M3H 2W7

Sarah Casse         1,475,000        10.4%     1,875,000   13.5%
  63 Otter Crescent
  North York, Ont.
  M5N 2W7

George Sukornyk     1,250,000        8.9%         ---       5.1%
  49 St. Clair Ave.
  Toronto, Ont.
   M4V 1K6

Mendel Raksin       1,666,680        11.8%     1,666,680   13.5%
  338 Crown Street
  New York, N.Y.
  11225

All directors,      8,291,514        58.7%     9,250,014   70.9%
executive
officers, and
5% owners, as
a group:



                              ELECTION OF DIRECTORS
                                  (Proposal 1)

    Pursuant to the Bylaws of the Company, the number of directors constituting the full Board of Directors has been fixed by the Board at three. At the Annual Meeting, action will be taken to elect a Board consisting of the three incumbent directors, Jack Y. L. Lee, David Kerzner and Jacob Kerzner. All directors serve until the next Annual Meeting of Shareholders and until their respective successors shall be duly elected and shall qualify.

    Each of the incumbent directors have consented to be named a nominee in this Proxy Statement and to serve as a director if elected. It is the intention of the persons named in the accompanying form of proxy, unless shareholders otherwise specify by their proxies, to vote for the election of the nominees named below. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a director. Should any of the nominees be unable or unwilling to serve it is intended that the proxies will be voted for the ecletion of a substitute nominee or nominees selected by the Board of Directors. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was selected as a director or officer of the Company.

    Set forth below is the name, age, principal occupation during the past five years and other information concerning each director and nominee.


Name                  Age      Position, Term in Office

Jack Y. L. Lee        47       Chief Executive Officer, Secretary- Treasurer,
                               and Director
                               all positions January 12, 1996, to present)

David Kerzner         36       President and Director
                               (both positions January 12, 1996, to present)

Jacob Kerzner         38       Director
                               (January 12, 1996, to present)

-----------------------------------------------------------------

     Jack Y. L. Lee: Mr. Lee has served as the Chief Executive Officer, Treasurer-Secretary and a Director of the Company since its founding. Between 1987 and January 12, 1996, Mr. Lee served as President and as a syndicator for Syndicate Management Inc., which specialized in the syndication of real estate and other investments. In 1974, Mr. Lee qualified as a Chartered Accountant while employed at Clarkson, Gordon, & Co., a major independent accounting firm which has subsequently merged into the Accounting firm of Ernst & Young LLP.

     David Kerzner: Mr. Kerzner has served as the President and a Director of the Company since its founding. From 1990 to 1994, Mr. Kerzner was employed by ISTI Corporation/Intertec Security, most recently as President of ISTI Corporation and as the Marketing Manager of, and as a consultant to, Intertec Security. From 1987 to 1992, Mr. Kerzner was the owner and operator of Interactive Security Systems Inc., a full service electronic security company.

     Jacob Kerzner: Mr. Kerzner has served as a Director of the Company since its founding. Mr. Kerzner currently serves as the President and Chief Executive Officer of Nightingale Healthcare Inc., a privately-owned hospital and nursing home staffing company founded by Mr. Kerzner in 1986. Mr. Kerzner is the brother of David Kerzner.

ATTENDANCE AT MEETINGS

    From January 12, 1996 through December 31, 1996 there were 8 meetings of the Board of Directors. Each Director of the Company attended all of the meetings held.

COMPLIANCE WITH SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than ten (10%) percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than ten (10%) percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1996, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors were complied with, except that initial statements on beneficial ownership were filed late by each of the directors and officers of the Company and Mendel Raksin, the only person known to the Company to be a beneficial owner of more than ten (10%) percent of the Company's securities, has not filed any statements required by Section 16(a).

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation earned by the Company's Chief Executive Officer and each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1996:


                                             Common
                                             Stock          All
Name and              Annual compensation    underlying     other com-
principal position    Year  Salary  Bonus    options        pensation

Jack Y.L. Lee
Chief Executive
Officer and           1996  $66,600   0      1,875,000        0
Secretary-Treasurer
of the Company

David Kerzner
President             1996  $75,000   0      3,187,500        0

-------------------

STOCK OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information with regard to individual grants of stock options to each of the executive officers of the Company named in the Summary Compensation Table above during the fiscal year ended December 31, 1996.

               Number of       Percent of    Exercise
               Securities        Total       or Base
               Underlying     Options/SARs    Price   Expiration
    Name      Options/SARs      Granted      ($/Sh.)    Date
                Granted     to Employees in
                                 Fiscal
                                 Year

 Jack Y. L.    1,875,000         37.0%        $0.05   1/12/01
    Lee

   David       3,187,500         63.0%        $0.05   1/12/01
  Kerzner


------------------

EMPLOYMENT  CONTRACTS

     In February 1996, the Company entered into ten-year consulting agreements, which may be extended for additional five-year terms by the mutual consent of the parties, with Jack Y. L. Lee, the Chief Executive Officer of the Company, and David Kerzner, President of the Company. Mr. Lee's and Mr. Kerzner's consulting agreements provide for annual salaries of $100,000 and $75,000, respectively for the first ten-year term and for compensation to be negotiated if the consulting agreement is extended for additional terms. The consulting agreements may be terminated early by the Company in the event of the resignation, death or disability or other incapacity of Mr. Lee or Mr. Kerzner, as the case may be. The consulting agreements also contain provisions regarding confidentiality of information, ownership of inventions and patents, non-competition and non-solicitation. Both Mr. Lee and Mr. Kerzner are eligible to receive a bonus upon the approval of the Company's board of directors.

DIRECTOR'S COMPENSATION

    The Company's policy is not to pay compensation to directors who are also employees of the Company for their service as directors. Additionally, non-employee directors do not presently receive compensation for their service as directors. The Company will, however, reimburse directors a fixed amount for out-of-pocket expenses incurred for attendance at meetings.



                       RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                                  (Proposal 2)

    The Board of Directors of the Company has selected the firm of Howard Bromberg & Associate of Downsview, Ontario (Chartered Accountants) as the principal independent auditors of the Company for the year ending December 31, 1997, subject to ratification by the shareholders.

    Bromberg & Associate served as the Company's independent auditors since inception. If the appointment of the firm Bromberg & Associate is not approved, or if that firm shall decline to act, or their engagement as the Company's independent auditors is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Bromberg & Associate are not expected to be present at the Meeting.

     The Board recommends that shareholders vote in favour of the ratification of the appointment of Bromberg & Associate.

                                  OTHER MATTERS

    The Company's 1996 Annual Report is being mailed to shareholders contemporaneously with this Proxy Statement. The Company knows of no other matters to be brought before the Meeting. If other matter should properly come before the Meeting, proxies will be voted on such matters in accordance with the best judgment of the persons appointed by the proxies.


                 SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

    Shareholder proposals for the 1998 Annual Meeting must be received by the Company at its principal executive offices set forth above not later than December 31, 1997 in order to be included in the Company's proxy materials.

By order of the Board of Directors



Jack Y.L. Lee
Chief Executive Officer, Secretary & Treasurer

May 15, 1997

                         Paradigm Advanced Technologies, Inc.

         Revocable Proxy Solicited on Behalf of the Board of Directors

     THE UNDERSIGNED STOCKHOLDER of Paradigm Advanced Technologies, Inc. (the "Corporation") hereby appoints the Board of Directors of the Corporation the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated on the proxy card, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders and at any and all adjournments and postponements thereof with respect to the matters described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

     This Proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THE PROXY CARD AND, IN THE DISCRETION OF THE PROXY HOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.

    (continued and to be dated and signed on the reverse side)

                   (continued from reverse side)

    (1) ELECTION OF DIRECTORS

        [ ]       FOR the election of all nominees listed below

        [ ] WITHHOLD authority to vote for all nominees listed below

        [ ]       EXCEPTIONS   (To  withhold   authority   for  any
                  individual nominee listed below, mark the "Exceptions" box and strike a line through that nominee's name.)

        Nominees: Jack Y.L. Lee
                  David Kerzner
                  Jacob Kerzner

    (2) Appointment of Auditors

        [ ] FOR the appointment of Bromberg and Associate as independent auditors of the Company

        [ ] AGAINST the appointment of Bromberg and Associate as independent auditors of the Company

    (3) IN THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments and postponements thereof.

                        Please  date and sign  exactly as your name
                        appears  to the  left.  When  signing  as a
                        fiduciary,   representative   or  corporate
                        officer, give full title as such. If you receive more than one proxy card, please sign and return all cards received.


                        Dated:


                                     Signature


                                     Signature if held jointly


PLEASE  PROMPTLY  SIGN,  DATE,  AND  RETURN  THE PROXY  CARD IN THE
ENCLOSED ENVELOPE.